Exhibit 10.1

EXPEDIA, INC.

SECOND AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT

AGREEMENT

This Second Amendment to the AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the “Second Amendment”) is made by and between Mark D. Okerstrom (“Executive”) and Expedia, Inc., a Delaware corporation (the “Company” and together with the Executive hereinafter collectively referred to as the “Parties”) and is effective as of August 11, 2014 (the “Effective Date”).

WHEREAS, the Parties previously entered into the AMENDED AND RESTATED EMPLOYMENT AGREEMENT, effective as of October 11,2011 and an AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT, effective March 7, 2014 (collectively, the “Employment Agreement”); and

WHEREAS, the Company and Executive desire to amend the Employment Agreement as set forth below;

NOW, THEREFORE, for good and valuable consideration, Executive and the Company agree that the Employment Agreement is amended as follows:

1. The Employment Agreement is hereby amended by changing Executive’s title and replacing the first sentence of Section 1.A. of the Employment Agreement with the following:

“The Company agrees to employ Executive as Chief Financial Officer and Executive Vice President of Operations of the Company; Executive accepts and agrees to such employment.”

2. The Employment Agreement is hereby amended by increasing Executive’s base salary and replacing Section 3.A.(a) of the Employment Agreement in its entirety with the following:

“(a) BASE SALARY. Commencing on the Effective Date, and through the remainder of the Term, the Company shall pay Executive an annual base salary of $750,000.00 (the “Base Salary”), payable in equal biweekly installments or in accordance with the Company’s payroll practice as in effect from time to time. For all purposes under this Agreement, the term “Base Salary” shall refer to Base Salary as in effect from time to time.”

IN WITNESS WHEREOF, each of the Parties has executed this Second Amendment, in the case of the Company by its duly authorized officer, as of the Effective Date.

COMPANY	EXPEDIA, INC.

By:
	Title:	Executive Vice President, General Counsel & Secretary.
	Date:	September 11, 2014

EXECUTIVE	MARK D. OKERSTROM

	Date:	September 11, 2014